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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
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      Date of Report (Date of earliest event reported): May 14, 2004

                                VOYAGER ONE, INC.
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             (Exact name of registrant as specified in its charter)

                                     NEVADA
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                 (State or other jurisdiction of incorporation)

        0-32737                                          88-049002272
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(Commission File Number)                       (IRS Employer Identification No.)

859 West End Court, Suite I, Vernon Hills, IL                   60061
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (847) 984-6200

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ITEM 5.      OTHER EVENTS AND REGULATION FD DISCLOSURE.
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On May 14th, 2004 Voyager One, Inc. (the "Company") obtained a commitment of
$1.1 million in the form of Convertible Debentures ("CD"), which can be drawn on upon meeting certain milestones, and $10 million in committed equity capital in the form of a Standby Equity Distribution Agreement ("SEDA") with New Jersey based Cornell Capital Partners, L.P. The Company received so far $400,000 in gross proceeds from the sale of its CD. The sale of the Company's common stock under the SEDA will be registered with an SB-2 registration statement to be filed with the United States Securities and Exchange Commission.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 1, 2004                              VOYAGER ONE, INC.

                                             By: /s/ John Lichter
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                                                 Chief Executive Officer

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